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                                                                      Exhibit 23

CONSENT OF INDEPENDENT AUDITORS

We consent to the use of our report dated April 24, 2002 with respect to the financial statements of AGIS S.A. at December 31, 2000 and 2001, and for the years then ended, which are included in this form 8-K filed by Central European Distribution Corporation

                                                  ERNST & YOUNG AUDIT Sp. z o.o.

Warsaw, Poland
June 1, 2002

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